Exhibit 99.2

Advent Software, Inc. Advent Software, Inc. Second Quarter 2008 Earnings Highlights July 29th, 2008 Advent Investor Relations Contact: InvestorRelations@advent.com

2 Forward-Looking Statements The financial projections under “Advent Raises 2008 Guidance (in bold)” and other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in results and future growth rates; international growth; domestic demand; continued market acceptance of our Advent Portfolio Exchange®, Geneva® and Moxy® products; the successful development and market acceptance of new products and product enhancements; continued uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2007 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

3 Q208 Financial Highlights Metric Q207 Q208 $ +/- % +/- Revenue ($M) $52.4 $64.0 $11.7 22% ACV: Annual term license Contract Value, including migrations ($M) $6.3 $6.9 $0.6 9% Weighted Average Term (years) 2.9 3.1 0.2 5% TCV: Term license Contract Value, including migrations ($M) $18.5 $21.2 $2.7 15% Operating Cash Flow ($M) $12.0 $25.8 $13.8 115%

4 Q208 Business Highlights › New contracts › 12 Geneva® contracts › 25 Advent Portfolio Exchange® contracts › TIAA-CREF data service contract › 92% blended renewal rate for term & perpetual clients › Rate is based on cash collections; reported one quarter in arrears › Rate is consistent with previous 5 quarter range of 90% to 94% › Rate increases by 2 to 9 points when negotiations/payments final › Investment to support growth › Added 15 full-time positions during the second quarter › Hired 8 in implementation services, 4 in sales & marketing, 3 other

5 Quarterly Revenue Trend ($M) $61 $59 $56 $48 $52 $64-$66 $50 $46 $44 $44 $0 $20 $40 $60 $80 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308G Consistent revenue growth from diverse and growing client base “G” represents Guidance provided 7/29/08 $64

6 Term License Growth: Annual Contract Value ($M) 1.4 3.6 3.4 5.5 1.4 5.6 6.3 6.9 1.5 4.3 5.9 3.2 6.7 12.1 $1.7 0.0 5.0 10.0 15.0 20.0 25.0 30.0 2004 2005 2006 2007 1H2008 Q1 ACV Q2 ACV Q3 ACV Q4 ACV $7.5 $20.2 $27.6 $12.4 YTD $12.4M vs. $9.7M for 1H 2007 (+28%)

7 Q208 Revenue Performance ($M) • 14% of revenue was from international in Q208, up 3 points over Q207 • 9% of revenue was from MicroEdge in Q208, down 2 points from Q207 Q208 $ +/- % +/- Term License, Maintenance & Other Recurring Revenue $42.0 $50.8 $8.8 21% Term Revenue $10.1 $15.1 $5.0 49% Perpetual Maintenance $21.3 $22.9 $1.6 8% Other Recurring $10.6 $12.9 $2.3 21% Perpetual License Revenue Fees $5.7 $5.2 ($0.4) (8%) AUA Fee Revenue $1.5 $1.4 ($0.1) (4%) Perpetual License Revenue $4.2 $3.8 ($0.4) (9%) Professional Services & Other Revenue $4.7 $7.9 $3.3 70% Total Revenue $52.4 $64.0 $11.7 22%

8 Q208 P&L Highlights * See reconciliation of GAAP to Non-GAAP measures on slides #12 and #13 Q207 Q208 $ +/- % +/- Total Revenue ($M) $52.4 $64.0 $11.7 22% GAAP Gross Profit ($M) $36.4 $43.2 $6.8 19% GAAP Gross Margin 69% 67% (2 points) (3%) GAAP Income from Operations ($M) $3.0 $5.1 $2.0 67% GAAP Operating Margin 6% 8% 2 points 36% GAAP Net Income ($M) $5.1 $7.4 $2.3 44% GAAP Net Income (%) 10% 11% 1 point 18% GAAP Diluted EPS ($) $0.18 $0.26 $0.08 43% Non-GAAP Income from Operations ($M) * $7.4 $9.4 $2.0 27% Non-GAAP Operating Margin * 14% 15% 1 point 4% Non-GAAP Diluted EPS ($) * $0.18 $0.22 $0.04 24% Headcount 870 997 127 15%

9 Operating Cash Flow Growth ($M) $25.8 $9.3 $24.1 $12.4 $12.0 $12.1 $9.3 $12.3 $15.2 $10.2 $13.8 $0 $10 $20 $30 $40 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Trailing 4 Quarter Growth Rate is 40%

10 Growth in Deferred Revenue ($M) $0 $20 $40 $60 $80 $100 $120 $140 $160 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Other Recurring Term Implementations Term License Perpetual License/Maint. Trailing 4 Quarter Growth Rate is 37%

11 Advent Raises 2008 Guidance (in bold) Guidance Q308 FY08 Total Revenue ($M) $64 - $66 $254 - $258 YoY Revenue Growth 15% - 19% 18% – 20% Non-GAAP Operating Margin * 15% - 17% Non-GAAP EPS ($) * $0.91 - $1.03 GAAP EPS ($) $0.58 - $0.70 Operating Cash Flow ($M) $70 - $73 Capital Expenditures ($M) $15 - $18 Weighted Avg. Shares Outstanding Growth** 0.5% -1.0% per qtr Effective Tax Rate (GAAP)*** 30% – 35% Effective Tax Rate (Non-GAAP) 35% * See reconciliation of GAAP to non-GAAP guidance on slide #13 ** Excluding the impact of any potential share repurchase *** Assuming R&D tax credit is not renewed by Congress

12 Reconciliation of GAAP to Non-GAAP Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 43,173 $ 67% 5,066 $ 8% 7,355 $ Amortization of acquired developed technology 198 198 198 Amortization of other acquired intangibles - 242 242 Stock-based compensation - cost of revenues 581 581 581 Stock-based compensation - operating expenses - 3,280 3,280 Restructuring charges - (1) (1) Equity investment adjustment - - (3,393) Income tax adjustment for non-GAAP (1) - - (2,066) Non-GAAP 43,952 $ 69% 9,366 $ 15% 6,196 $ Diluted net income per share GAAP 0.26 $ Non-GAAP 0.22 $ Shares used to compute diluted net income per share 28,119 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 36,372 $ 69% 3,041 $ 6% 5,095 $ Amortization of acquired developed technology 72 72 72 Amortization of other acquired intangibles - 466 466 Stock-based compensation - cost of revenues 510 510 510 Stock-based compensation - operating expenses - 3,072 3,072 Restructuring charges - 227 227 Equity investment adjustment - - (3,662) Income tax adjustment for non-GAAP (1) - - (844) Non-GAAP 36,954 $ 71% 7,388 $ 14% 4,936 $ Diluted net income per share GAAP 0.18 $ Non-GAAP 0.18 $ Shares used to compute diluted net income per share 27,754 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended June 30, 2008 and 2007, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Three Months Ended June 30, 2007 ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States. Three Months Ended June 30, 2008

13 Reconciliation of GAAP to Non-GAAP Projected GAAP 8% to 10% 0.58 $ to 0.70 $ Projected amortization of acquired developed technology and other acquired intangible asset adjustment 1% $ 0.07 Projected stock based compensation adjustment 6% 0.54 $ Projected restructuring charges adjustment 0% 0.00 $ Projected in-process research and development adjustment 0% 0.01 $ Projected investment activity adjustment n/a (0.12) $ Projected income tax adjustment for non-GAAP (1) n/a (0.17) $ Projected non-GAAP 15% to 17% 0.91 $ to 1.03 $ (1) The projected estimated non-GAAP effective tax rate is 35% for the twelve months ended December 31, 2008 is 35% and has been used to adjust the projected provision for income taxes for non-GAAP purposes. Operating Income % Diluted Earnings Per Share Advent provides projections of non-GAAP measures of operating income and diluted earnings per share, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected GAAP results are made with the intent of providing management and investors a more complete understanding of Advent's underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. These presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States. Twelve Months Ended December 31, 2008 Advent Software, Inc. Reconciliation of Projected GAAP Operating Income % and Diluted Earnings Per Share to Non-GAAP Operating Income % and Diluted Earnings Per Share (Preliminary and unaudited)